EXHIBIT 99.1

                                AMENDMENT NO. 1
                                     TO THE
                       STOCK AND ASSET PURCHASE AGREEMENT

          AMENDMENT NO. 1, dated as of November 1, 2004 (this "AMENDMENT"), to the Stock and Asset Purchase Agreement, dated as of July 8, 2004 (the "AGREEMENT"), by and between Affinia Group Inc. (f/k/a "AAG Opco Corp."), a Delaware corporation, and Dana Corporation, a Virginia corporation.

          Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Agreement.

                        W I T N E S S E T H :

          WHEREAS, the parties to the Agreement desire to amend and supplement certain terms of the Agreement as described herein.

          NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the parties hereby agree as follows:

          1.  SECTION 1.2 (PURCHASE AND SALE OF THE PURCHASED ASSETS). Section
1.2 of the Agreement is hereby amended to add the following at the end thereof:

          "(o) the existing assets set forth on Schedule 1.2(o)."

A new Schedule 1.2(o) is hereby added to the schedules to the Agreement in the form attached hereto as Exhibit 1.

          2. SECTION 2.1 (AMOUNT AND FORM OF CONSIDERATION). Section 2.1 of the Agreement is hereby amended to read in its entirety as follows (additional text and deleted text are marked):

          "Section 2.1. AMOUNT AND FORM OF CONSIDERATION. The consideration to be paid by Purchaser to Seller and its Subsidiaries (other than an Acquired Company) in full consideration of the Purchased Shares and the Purchased Assets shall consist of:

          (a) U.S.$1,024.5 million, consisting of (i) U.S.$950 million*
              --------------------------------------------------------
          [U.S.$1,105 million]* (the "INITIAL CASH CONSIDERATION") in cash, subject to adjustment as set forth in Section 2.3 (the Initial Cash Consideration, as so adjusted, the "FINAL CASH CONSIDERATION"), to be paid


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* Text that is underlined denotes text that has been added to the Agreement.
  Text that appears in square brackets denotes text that has been removed from the Agreement.

          in the manner and at the time set forth in Sections 2.2 and 2.3,
                                                                         -
          and (ii) a note issued by Affinia Group Holdings Inc., a Delaware
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          corporation and the indirect parent of Purchaser ("Parent"),
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          substantially in the form attached hereto as Exhibit K in the
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          principal amount of U.S.$74.5 million (the "NOTE"), subject to
          --------------------------------------------------------------
          adjustment as set forth in Section 2.3, to be delivered by Purchaser
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          to Seller at the Closing; and
          ------------------------

          (b) the assumption by Purchaser on and as of the Closing Date of the Assumed Liabilities."

A new Exhibit K is hereby added to the Agreement in the form attached as Exhibit 2 to this Amendment.

          3.  SECTION 2.3 (PURCHASE PRICE ADJUSTMENT).

          (a) Section 2.3(a) of the Agreement is hereby amended to read in its entirety as follows (additional text and deleted text are marked):

     "(a) At least three Business Days prior to the Closing Date, Seller shall prepare, or cause to be prepared, and deliver to Purchaser a [good-faith estimated] statement [of Working Capital of the Business as of the opening of business on the Closing Date] (the "ESTIMATED CLOSING DATE WORKING CAPITAL STATEMENT") containing[, and] a certificate setting forth a good-
                         ----------
     faith estimate of Working Capital as of the opening of business on the Closing Date (the "ESTIMATED CLOSING DATE WORKING CAPITAL") and a good-faith estimate of the Closing Date Cash (the "ESTIMATED CLOSING DATE CASH") (provided that the calculation of "Estimated Closing Date Cash" shall
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     exclude any Foreign Sub Cash in excess of U.S.$10,000,000). The Estimated
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     Closing Date Working Capital Statement shall be prepared in accordance with
     GAAP, as modified by the accounting policies specified on SCHEDULE 2.3(A) (the "SPECIFIED ACCOUNTING POLICIES"), consistent with the accounting principles, procedures, policies and methods that were employed in preparing the Benchmark Balance Sheet. The Initial Cash Consideration shall be (i)(A) increased dollar for dollar in an amount not to exceed U.S.$45
                                           ----------------------------------
     million to the extent the Estimated Closing Date Working Capital exceeds
     -------
     the Target Working Capital, or (B) decreased dollar for dollar to the extent the Estimated Closing Date Working Capital is less than the Target Working Capital by more than U.S.$74.5 million, [and] (ii)(A) increased
                     --------------------------------
     dollar for dollar to the extent that the Estimated Closing Date Cash is greater than U.S.$0 or (B) decreased dollar for dollar to the extent that the Estimated Closing Date Cash is less than U.S.$0 and (iii) decreased by
                                                         ----------------------
     U.S.$12.5 million (the Initial Cash Consideration, as adjusted pursuant to
     -----------------
     this sentence, the "CLOSING DATE CASH CONSIDERATION")."


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


          (b) Section 2.3(f) of the Agreement is hereby amended to read in its entirety as follows (additional text and deleted text are marked):

     "(f) The Closing Date Cash Consideration shall be (i) subject to the last
                                                           -------------------
     two sentences of this Section 2.3(f), (A) increased dollar for dollar to
     -------------------------------------
     the extent the Final Closing Date Working Capital exceeds the lesser of the
                                                                   ----------
     Estimated Closing Date Working Capital and U.S.$656 million, or (B)
                                           ---------------------
     decreased dollar for dollar to the extent the Final Closing Date Working Capital is less than the lesser of the Estimated Closing Date Working
                          --------------
     Capital and U.S.$656 million and (ii)(A) increased dollar for dollar to the
             --------------------
     extent that the Final Closing Date Cash is greater than the Estimated Closing Date Cash or (B) decreased dollar for dollar to the extent that the Final Closing Date Cash is less than the Estimated Closing Date Cash. Any adjustments in cash to the Closing Date Cash Consideration made pursuant to
                 --------
     this Section 2.3(f) shall be paid by wire transfer of immediately available funds (together with interest thereon at the Applicable Rate from and including the Closing Date to, but excluding, the date of such payment) to the account or accounts specified by Seller, if Seller is owed payment, or to the account or accounts specified by Purchaser, if Purchaser is owed payment, within five Business Days after the Final Closing Date Working Capital and Final Closing Date Cash are agreed to by Purchaser and Seller or any remaining disputed items are ultimately determined by the Neutral Auditors. In the event that Final Closing Date Working Capital exceeds
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     Target Working Capital by an amount in excess of U.S.$45 million, then the
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     amount of such excess over U.S.$45 million will be paid by Purchaser to
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     Seller by way of a corresponding increase in the principal amount of the
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     Note (and corresponding adjustments to the prepayment amounts), effective
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     as of the Closing Date. In the event that Final Closing Date Working
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     Capital is less than Target Working Capital, then the amount of such
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     shortfall will be paid by Seller to Purchaser first by way of a
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     corresponding decrease in the principal amount of the Note (and
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     corresponding adjustments to the prepayment amounts), effective as of the
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     Closing Date (provided that the principal amount of the Note may not be
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     reduced below zero) and, then, if and to the extent the Final Closing Date
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     Working Capital is less than U.S.$536.5 million, by wire transfer of
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     immediately available funds (with interest at the Applicable Rate) as
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     contemplated above."
     -------------------

          (c) Section 2.3(g) of the Agreement is hereby amended to read in its entirety as follows (additional text and deleted text are marked):

     "(g) [The parties agree to work together, between the date hereof and the Closing, to prepare in good faith an allocation of $5,000,000 of the $5,126,419 described in the definition of "Closing Date Cash"] Seller shall
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


     take appropriate steps so that the Foreign Sub Cash at Closing is allocated
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     to each of the non-U.S. Acquired Companies in the manner described on
                                                --------------------------
     Schedule 2.3(g) [based on such non-U.S. Acquired Companies' relative
     ---------------
     working capital needs]."

          (d) A new SCHEDULE 2.3(G) is hereby added to the Agreement in the form attached as Exhibit 3 to this Amendment.

          (e) The Agreement is hereby amended by adding a new Section 2.3(h) as follows:

     "(h) In addition to the adjustments set forth in Section 2.3(f), the Closing Date Cash Consideration shall be increased by an amount equal to U.S.$12.5 million on the 180th day after the Closing Date. Any adjustments to the Closing Date Cash Consideration made pursuant to this Section 2.3(h) shall be paid by wire transfer of immediately available funds (without interest) to the account or accounts specified by Seller on the 180th day after the Closing Date (or, if such date is not a Business Day, the next succeeding Business Day)."

          4. SECTION 3.1 (CLOSING DATE). Section 3.1 of the Agreement is hereby amended to add the following at the end thereof:

     "Subject to the terms and conditions of this Agreement, Seller and Purchaser shall use their reasonable best efforts to cause the Closing to occur on November 30, 2004. If the Closing is not completed on such date, the parties shall, subject to the terms and conditions of this Agreement, use their reasonable best efforts to cause the Closing to occur as soon thereafter as practicable."

          5. SECTION 3.3 (DELIVERIES BY PURCHASER TO SELLER). Section 3.3 of the Agreement is hereby amended and supplemented to include a clause (h), which reads in its entirety as follows:

     "(h) the Note, duly executed by Parent."

          6. SECTION 5.5 (FINANCING). The equity commitment letter and the debt commitment letters and related term sheets set forth on Section 5.5 of the Purchaser Disclosure Schedule are hereby replaced with the equity commitment letter and the debt commitment letters attached as Exhibits 4 and 5, respectively, to this Amendment (the "REPLACEMENT FINANCING COMMITMENTS"), and Seller hereby waives any rights it may have had with respect to the original Financing Commitments. Seller agrees that the representations and warranties set forth in Section 5.5 of the Agreement shall be deemed to apply, as of the date hereof, to the Replacement


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


Financing Commitments, and Purchaser hereby restates and reaffirms such representations and warranties as of the date hereof with respect to such Replacement Financing Commitments.

          7. SECTION 5.10. The Agreement is hereby amended by adding a new
Section 5.10 as follows:

     "Section 5.10. NOTE. Purchaser, on behalf of itself and Parent, represents and warrants that the Note, upon execution and delivery at the Closing, will constitute a valid obligation of Parent, enforceable against Parent in accordance with its terms."

          8. SECTION 6.12. The Agreement is hereby amended by adding a new
Section 6.12 as follows:

     "SECTION 6.12.  EUROPEAN AND SOUTH AMERICAN RESTRUCTURING AND RELATED
     MATTERS.

     (a) Prior to Closing, Seller shall, or shall cause its Subsidiaries to, (i) transfer ownership of (A) all of the share capital of Quinton Hazell Automotive Limited, (B) two ordinary shares of Quinton Hazell Belgium SA,
     (C) one ordinary share of Quinton Hazell Espana S.A., (D) 95% of the share capital of Quinton Hazell Italia Spa., (E) all of the share capital of Quinton Hazell Deutschland GmbH and (F) all of the share capital of M. Friesen GmbH, in each case, to Brake Parts, Inc.; (ii) transfer ownership of 5% of Quinton Hazell Italia Spa. to Quinton Hazell Automotive Limited or another entity selected by Purchaser; (iii) transfer all of the share capital of Quinton Hazell France S.A.S. to Affinia Holdings S.A.S. a French holding company to be incorporated as a direct Subsidiary of Seller prior to Closing; (iv) transfer ownership of all of the share capital of Wix Filtron sp. zo.o to a Dutch holding Company to be incorporated as a direct Subsidiary of Seller prior to Closing ("Dutch Holdco"); (v) transfer all of the share capital of Affinia Holdings S.A.S to Brake Parts Inc.; (vi) transfer all of the share capital of Dutch Holdco to Brake Parts Inc. (the equity interests described in clauses (i)-(vi) are referred to as the "QH INTERESTS") and (vii) at Seller's option, cause Dana Automotive Limited to transfer to Quinton Hazell Automotive Limited the following real property interests (the "QH REAL ESTATE") in the manner indicated and for the amounts specified below (the transfers described in clause (vii) are referred to as the "QH REAL ESTATE TRANSFERS"):

          (A) "Unit 1 Nuneaton" - the land and buildings on the north side of the Harefield Lane, Nuneaton, the leasehold of which is registered under ti-


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


     tle number WK240156: Dana Automotive Limited will grant to Quinton Hazell Automotive Limited a sub-underlease of Unit 1 Nuneaton for a term of years commencing on the date of Closing and expiring on 15 March 2096. The rent payable under such sub-underlease shall be an amount equal to the rent payable by Dana Automotive Limited under the terms of its underlease of Unit 1 Nuneaton and such sub-underlease shall be granted to Quinton Hazell Automotive Limited for a premium of GBP 3.8 million plus value added tax (if any); and

          (B) "Unit 2 Nuneaton" - the land and buildings on the west side of Bermuda Road, Nuneaton, the leasehold of which is registered under title number WK247227: Dana Automotive Limited will grant to Quinton Hazell Automotive Limited a sub-underlease of Unit 2 for a term of years commencing on the date of Closing and expiring on 15 March 2096. The rent payable under such sub-underlease shall be an amount equal to the rent payable by Dana Automotive Limited under the terms of its underlease of Unit 2 Nuneaton and such sub-underlease shall be granted to Quinton Hazell Automotive Limited for a premium of GBP 920,000 plus value added tax (if any).

     All of the transactions described in clauses (i)-(vi) of this Section 6.12 (the "QH TRANSFERS") shall occur unless Purchaser shall have notified Seller otherwise on or before November 8, 2004. All of the transactions described in clause (vii) of this Section 6.12 shall occur unless Seller shall have notified Purchaser otherwise on or before the third Business Day prior to the Closing.

     (b) SOUTH AMERICAN RESTRUCTURING AND RELATED MATTERS. Prior to Closing, Seller shall, or shall cause its Subsidiaries to, (i) transfer all of the right, title and interest of Seller, or the applicable Subsidiary or Subsidiaries of Seller (other than an Acquired Company), in, to and under all of the assets, properties, rights, Contracts and claims of Seller, or such Subsidiary or Subsidiaries, located in Argentina, whether tangible or intangible, real, personal or mixed, in each case, Related to the Business but excluding the Excluded Assets, to Brake Parts Argentina S.A. (the "ARGENTINE TRANSFER"); (ii) transfer all of the right, title and interest of Seller, or the applicable Subsidiary or Subsidiaries of Seller (other than an Acquired Company), in, to and under all of the assets, properties, rights, Contracts and claims of Seller, or such Subsidiary or Subsidiaries, located in Venezuela, whether tangible or intangible, real, personal or mixed, in each case, Related to the Business but excluding the Excluded Assets, to Echlin de Venezuela C.A.; (the "VENEZUELAN TRANSFER"), (iii) transfer all of the right, title and interest of Seller, or the applicable Subsidiary or Subsidiaries of Seller (other than an

     Acquired Company), in, to and under all of the assets, properties, rights, Contracts and claims of Seller, or such Subsidiary or Subsidiaries, located in Brazil, whether tangible or intangible, real, personal or mixed, in each case, Related to the Business but excluding the Excluded Assets, to AAG Brasil Ind. E Com. de Autopecas (the "BRAZILIAN TRANSFER"). In connection with the foregoing transfers, Seller shall cause (A) Brake Parts Argentina S.A. to agree to assume and be liable for, and to pay, perform and discharge when due, all obligations and Liabilities of Seller and its Subsidiaries (other than Acquired Companies), whether occurring or accruing before, on or after the date of the Argentine Transfer, whether known or unknown, fixed or contingent, asserted or unasserted, and not satisfied or extinguished as of the date of the Argentine Transfer, primarily relating to, primarily arising out of or primarily resulting from the Business in Argentina; (B) Echlin de Venezuela C.A. to agree to assume and be liable for, and to pay, perform and discharge when due, all obligations and Liabilities of Seller and its Subsidiaries (other than Acquired Companies), whether occurring or accruing before, on or after the date of the Venezuelan Transfer, whether known or unknown, fixed or contingent, asserted or unasserted, and not satisfied or extinguished as of the date of the Venezuelan Transfer, primarily relating to, primarily arising out of or primarily resulting from the Business in Venezuela; and (C) AAG Brasil Ind. E Com. de Autopecas to agree to assume and be liable for, and to pay, perform and discharge when due, all obligations and Liabilities of Seller and its Subsidiaries (other than Acquired Companies), whether occurring or accruing before, on or after the date of the Brazilian Transfer, whether known or unknown, fixed or contingent, asserted or unasserted, and not satisfied or extinguished as of the date of the Brazilian Transfer, primarily relating to, primarily arising out of or primarily resulting from the Business in Brazil.

     (c) TRANSFER TAXES. Notwithstanding anything to the contrary in Section
     14.9:

          (i) Purchaser shall be responsible for and shall pay Transfer Taxes, regardless of the Person liable for such Taxes under applicable Law, arising out of the QH Transfers;

          (ii) to the extent (A) the sum of (1) the Transfer Taxes arising out of the QH Transfers PLUS (2) the Transfer Taxes resulting from the direct or indirect transfers of the QH Interests under Article I of this Agreement at the Closing exceeds (B) the Transfer Taxes that would otherwise have resulted from the direct or indirect transfers of the QH Interests under
     Article I of this Agreement in the absence of the QH Transfers, such excess shall not count against the U.S.$1 million Transfer Tax threshold set forth


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


     in Section 14.9(a) of this Agreement,

          (iii) Seller shall be responsible for and shall pay Transfer Taxes, regardless of the Person liable for such Taxes under applicable Law, arising out of the QH Real Estate Transfers, to the extent (A) the sum of
     (1) the Transfer Taxes arising out of the QH Real Estate Transfers PLUS (2) the Transfer Taxes resulting from the direct or indirect transfers of the QH Real Estate under Article I of this Agreement at the Closing exceeds (B) the Transfer Taxes that would otherwise have resulted from the direct or indirect transfers of the QH Real Estate under Article I of this Agreement in the absence of the QH Real Estate Transfers (it being understood that any amount not in excess of such amount shall count against the U.S.$1 million Transfer Tax threshold set forth in Section 14.9(a) of this Agreement).

     The parties hereto shall reasonably cooperate to reduce or eliminate any potential Transfer Taxes arising out of these transactions, including obtaining available Transfer Tax exemption certificates (such as sales and use Tax blanket exemption certificates) from the applicable state, local or foreign taxing jurisdictions."

          9. SECTION 6.13. The Agreement is hereby amended by adding a new
Section 6.13 as follows:

     "SECTION 6.13. ECHLIN NAME. Seller shall use reasonable best efforts to obtain for the Business from Standard Motor Products ("SMP") an exclusive, royalty-free license to use the "Echlin" name as part of the company name for any Acquired Companies that use it as of the date of this Agreement and to sell current Echlin packaged inventory through December 31, 2004; PROVIDED, HOWEVER, that in using its reasonable efforts Seller shall not be required by this Section 6.13 to incur any cost, expense, obligation or liability or to give up any rights in order to obtain any license (but, to the extent necessary to obtain SMP's consent to the foregoing, Seller and its Subsidiaries shall promptly pay to SMP all amounts owed to SMP)."

          10. SECTION 7.7(F) (USE OF SELLER NAME).

          (a) Section 7.7(f) of the Agreement is hereby amended to read in its entirety as follows:

     "(f) at the Closing, Seller will enter into an agreement with Purchaser to grant, or cause its Subsidiaries to grant, Purchaser licenses, effective as of Closing, to use the "Spicer", "Urba" and "Brosol" brand names on the terms set forth on SCHEDULE 7.7(F);"


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


          (b) Schedule 7.7(f) to the Agreement is hereby replaced with the term sheet attached as Exhibit 6.

          11. SECTION 7.10.

          (a) The Agreement is hereby amended by adding a new Section 7.10 as follows:

     "SECTION 7.10. OTHER AGREEMENTS. At the Closing, Purchaser shall enter into guarantees substantially in the forms attached as SCHEDULE 7.10."

          (b) A new SCHEDULE 7.10 is hereby added to the Agreement in the form attached as Exhibit 7 to this Amendment.

          12. SECTION 10.1(F)(IV) (LONG-TERM DISABILITY).

          (a) Section 10.1(f)(iv) of the Agreement is hereby amended to read in its entirety as follows (additional text and deleted text are marked):

     "(iv) Notwithstanding anything herein to the contrary, Seller and its Subsidiaries shall retain all Liabilities for [long-term disability salary continuation income] benefits under any long-term disability plan of Seller
                                   ---------------------------------------------
     and its Subsidiaries in respect of any current or former employees of the
     ---------------------              --------------------------------------
     Business who are receiving, or are eligible to receive, such benefits as of
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     the Closing [the individuals listed on Section 10.1(f)(iv) of the Seller
     -----------
     Disclosure Schedule] (the "LTD EMPLOYEES")[under any long-term disability plan of Seller and its Subsidiaries]."

(b) SECTION 10.1(F)(IV) of the Seller Disclosure Schedule is hereby deleted in its entirety.

13. SECTION 10.2 (TRANSITION AGREEMENTS; ANCILLARY AGREEMENTS).

(a) Section 10.2 of the Agreement is hereby amended to read in its entirety as follows (additional text and deleted text are marked):

     "Section 10.2. TRANSITION AGREEMENTS; ANCILLARY AGREEMENTS. Effective at the Closing, Purchaser and Seller, or such of their respective Subsidiaries as appropriate, shall enter into one or more transition services agreements substantially in the form of Exhibit H (the "Transition Services Agreements" and together with the Transition Intellectual Property License Agreement, the "Transition Agreements"). On and after the date hereof and until [the one-month anniversary of ]the Closing, Purchaser and Seller agree to negotiate in good faith to enter into agreements on the terms and conditions set


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


     forth in the schedule of ancillary agreements attached as Exhibit I (the "Schedule of Ancillary Agreements"). Purchaser and Seller hereby agree that
                                          -------------------------------------
     the final terms and conditions of the Transition Agreements and the
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     agreements described in the Schedule of Ancillary Agreements (the
     -----------------------------------------------------------------
     "ANCILLARY  AGREEMENTS") will be consistent with the terms set forth in the
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     term sheet attached hereto as Schedule 10.2."
     --------------------------------------------

          (b) A new Schedule 10.2 is hereby added to the schedules to the Agreement in the form attached hereto as Exhibit 8.

          14. SECTION 10.3 (FURTHER ASSURANCES). Section 10.3(f) of the Agreement is hereby amended to add the following at the end thereof:

     "Notwithstanding anything to the contrary herein, Seller shall cause all insurance proceeds owing to Seller or its Affiliates (including the Acquired Companies and including proceeds payable by any of its Affiliates) in respect of a fire that occurred at Echlin Mexicana's facilities in November 2003 to be paid to Seller or its Affiliates, as applicable, prior to the Closing."

          15. PRODUCTS. Purchaser and Seller hereby agree to enter into a letter agreement on the terms and conditions set forth in Exhibit 9.

          16. SECTION 10.4. The Agreement is hereby amended by adding a new
Section 10.4 as follows:

     "Section 10.4. ACQUISITION FINANCING. Without limiting the generality of
     Section 6.10 or Section 7.5(b):

     (a) Seller shall use its reasonable best efforts to provide to Purchaser not later than November 7, 2004 information concerning the Business (the "UPDATED INFORMATION") sufficient to (i) update all of the financial information contained in the preliminary offering circular dated as of November 1, 2004 (the "PRELIMINARY OFFERING CIRCULAR") as of, and for the six- and twelve-month periods ended, June 30, 2004, and for the six-month period ended June 30, 2003, and to reflect financial information as of, and for the nine- and twelve-month periods ended, September 30, 2004, and for the nine-month period ended September 30, 2003 including all such information contained in the sections captioned "Summary--Summary Historical and Pro Forma Financial Data", "Unaudited Pro Forma Combined Financial Information", "Selected Historical Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Combined Financial Statements" and (ii) permit Pricewaterhouse-


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


     Coopers LLP to provide a comfort letter customary for transactions similar to those contemplated by the Preliminary Offering Circular with respect to the Updated Information, with comfort levels that are consistent with those that PricewaterhouseCoopers LLP has indicated it would be prepared to provide with respect to the financial information being replaced by the Updated Information. Updated Information sufficient to satisfy the conditions described in the foregoing clauses (i) and (ii) shall be referred to as "SUFFICIENT UPDATED INFORMATION").

     (b) Purchaser shall (subject to the other terms and conditions of this Agreement) use its reasonable best efforts to enter into a definitive purchase agreement (the "NOTE PURCHASE AGREEMENT") on or before November 12, 2004 with one or more initial purchasers providing for the offer and sale of up to U.S.$300 million of senior subordinated notes (the "SENIOR SUBORDINATED NOTES") on terms and conditions customary for financing acquisitions of this nature and including the following terms:

          (i) if Seller shall have delivered to Purchaser Sufficient Updated Information on or before November 7, 2004:

                    (A) that the sale of the Senior Subordinated Notes shall be conditioned upon the simultaneous consummation of the Closing under this Agreement; and

                    (B) that delivery of, and payment for, the Senior Subordinated Notes shall occur on or about November 30, 2004.

          (ii) if Seller shall not have delivered to Purchaser Sufficient Updated Information on or before November 7, 2004:

                    (A) that the sale of the Senior Subordinated Notes shall not be conditioned upon the simultaneous consummation of the Closing under this Agreement;

                    (B) that delivery of, and payment for, the Senior Subordinated Notes shall occur on or about November 17, 2004;

                    (C) that the net proceeds (after fees, discounts and expenses) for the Senior Subordinated Notes shall be deposited by the initial purchasers into an escrow account and that such proceeds will only be released to the Purchaser (1) if such proceeds are to be used to fund the simultaneous consummation of the Closing under this Agreement and (ii) if no default or event of default would occur under the instruments governing the Senior Subordinated Notes;


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


                    (D) that Purchaser will be required to redeem the Senior Subordinated Notes if the Closing under this Agreement does not occur by the Outside Date or this Agreement is terminated prior to such Closing (any such redemption, a "MANDATORY EARLY REDEMPTION"); and

                    (E) unless Seller consents, that a Mandatory Early Redemption shall not require the payment of any premium or penalty on the face amount of the Senior Subordinated Notes in excess of 0.1% of such face amount.

     (c) Subject to the last sentence of this Section 10.4(c), Seller hereby agrees to indemnify, defend and hold the Purchaser Indemnified Group harmless from and against any and all Losses arising out of or resulting from a Mandatory Early Redemption. The foregoing indemnity shall in no way limit the Purchaser's rights and remedies in respect of any breach of this Agreement (other than a breach of Section 10.4(a)). Notwithstanding the foregoing, in the event of a termination of this Agreement pursuant to
     Section 13.1(c), any portion of the Initial Deposit not returned to Seller following a Mandatory Redemption (other than such portion attributable to interest that has accrued on the Senior Subordinated Notes prior to redemption) shall constitute a "Loss" of Seller for purposes of Section 11.2(b)(ii) of this Agreement.

     (d) If Seller shall not have delivered to Purchaser Sufficient Updated Information on or before November 7, 2004, then Seller shall be required, as a condition to Purchaser's obligation to sell the Senior Subordinated Notes, to deposit into an escrow account for the benefit of the purchasers and holders of the Senior Subordinated Notes an amount (the "INITIAL DEPOSIT") in U.S. Dollars equal to the sum of (i) the maximum possible redemption price under the Note Purchase Agreement (the "NOTE PROCEEDS") LESS (ii) the net proceeds (after fees, discounts and expenses) to be paid into the escrow account under the Note Purchase Agreement. In the event of a Mandatory Early Redemption, the Initial Deposit will be available for use in redeeming the Senior Subordinated Notes; provided that the Initial Deposit shall be applied to such redemption only if and to the extent that the Note Proceeds (together with any interest earned on such amount while held in escrow) are insufficient to redeem the Senior Subordinated Notes, and the remaining balance of the Initial Deposit (if any) after such redemption shall be promptly returned to Seller. If the Closing under this Agreement occurs, the Initial Deposit will be used to pay Purchaser an amount equal to the interest that has accrued on the Senior Subordinated Notes prior to the Closing under this Agreement and the remainder, if any, shall be returned to Seller (together with any interest earned on such amount while held in escrow). Seller shall pay all costs and expenses related to the escrow, including fees and expenses of the escrow agent, if any; provided that, notwithstanding the foregoing, in the event of a termination of this Agreement pursuant to Section 13.1(c), any such costs and expenses (other than interest that has accrued on the Senior Subordinated Notes prior to redemption) shall constitute a "Loss" of Seller for purposes of
     Section 11.2(b)(ii) of this Agreement."

          17. SECTION 14.1 (TAX INDEMNIFICATION). Clause (ii) of Section 14.1(b) is hereby amended to read in its entirety as follows:

     "(ii) Transfer Taxes and VAT required to be borne by Purchaser pursuant to
     Section 6.12(c) and Section 14.9,"

          18. SECTION 15.1 (DEFINITIONS). Section 15.1 is hereby amended (i) in the definition of "Closing Date Cash," to replace "$5,126,419" with U.S.$10,000,000 and (ii) to add the following definitions in the appropriate alphabetical location:

     "'FINAL CONSIDERATION' means the sum of the Final Cash Consideration, the Final Note Principal Amount and the Assumed Liabilities (other than liabilities or obligations of the Acquired Companies).

     "'FINAL NOTE PRINCIPAL AMOUNT' means the principal amount of the Note, as adjusted pursuant to Section 2.3(f).

     "'NOTE' has the meaning set forth in Section 2.1(a)."

          19. SECTION 15.2 (ENTIRE AGREEMENT). Section 15.2 is hereby amended to add the following at the end thereof:

     "Nothing contained in any Transfer Deed shall be deemed to modify or limit any of the terms and provisions of this Agreement, including the provisions of Article XI."

          20. SCHEDULE 1.2(G) (INTELLECTUAL PROPERTY). Annex A to Schedule 1.2(g) is hereby amended by deleting each trademark listed therein that contains either the name "URBA" or the name "BROSOL."

          21. SCHEDULE 2.4 (PURCHASE PRICE ALLOCATION). Schedule 2.4 to the Agreement is hereby replaced with Exhibit 10 to this Amendment.

          22. SECTION 4.7 OF THE SELLER DISCLOSURE SCHEDULE (MATERIAL ADVERSE CHANGES). Section 4.7 of the Seller Disclosure Schedule is hereby amended by the addition of the items set forth on Exhibit 11 to this Amendment. The disclosures set forth on Exhibit 11 shall be deemed for all purposes of the Agreement to have been disclosed as of the date of this Amendment, except for purposes of determining whether any representation or warranty of Seller set forth in the Agreement (a) is true and correct for purposes of Section 8.1 and (b) is accurate or has been breached for purposes of Section 11.2(a)(i) (in each of which cases, the disclosures set forth on Exhibit 11 shall be deemed to have been disclosed as of the date of the Agreement).

          23. MATERIAL ADVERSE CHANGES. As an inducement to Purchaser to enter into this Amendment and to consummate the transactions contemplated hereby, Seller hereby represents and warrants to Purchaser that, except as contemplated by the Agreement or as set forth on Section 4.7(a) of the Seller Disclosure Schedule (as amended hereby), since December 31, 2003, (i) the business of the Acquired Companies and the Business has been conducted in all material respects in the ordinary course of business consistent with past practice (except as expressly requested by Purchaser), and (ii) there has not been and does not exist any change or event or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

          24. WAIVER. As an inducement to both Parties to enter into this Amendment and to consummate the transactions contemplated hereby, each Party hereby waives all claims of breach or potential breach of the Agreement asserted in writing to the other Party or its Representatives prior to the date of this Amendment, and all such claims of breach or potential breach are hereby deemed cured.

          25. MISCELLANEOUS. All terms set forth in Article XV of the Agreement are restated herein in full with the exception that references to "this Agreement" shall be references to "this Amendment."

          26. REMAINDER OF AGREEMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, all of which shall continue to be in full force and effect.

                 [Remainder of page intentionally left blank.]


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


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                    AFFINIA GROUP INC.


                                    By:  /s/ Michael Finley
                                         -------------------------
                                         Name:  Michael Finley
                                         Title: President


                                    DANA CORPORATION


                                    By:  /s/ Michael L. DeBacker
                                         -------------------------
                                         Name:  Michael L. DeBacker
                                         Title: Vice President








      [Signature Page to Amendment No. 1 to the Stock Purchase Agreement]